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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 13, 2004


                          SORRENTO NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)

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
          Delaware                       0-15810                            04-3757586
(State or other jurisdiction       (Commission File Number)      (IRS Employer Identification No.)
        of incorporation)

                       9990 Mesa Rim Road, San Diego, California                 92121
                       (Address of principal executive offices)                 (Zip Code)

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       Registrant's telephone number, including area code: (858) 558-3960






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Item 5. - Other Events and Regulation FD Disclosure.

         See Press Release dated January 14, 2004 entitled "Sorrento Networks Obtains Commitment for $10 Million in Private Placement," attached as Exhibit
99.1 to this Current Report.







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Item 7. - Exhibits

         (c)      Exhibits.

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
                Exhibit Number                                    Description
                     99.1                   Press Release, dated January 14, 2004.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SORRENTO NETWORKS CORPORATION.



January 14, 2004                         /s/ Joe R. Armstrong
                                         -----------------------------------
                                         Joe R. Armstrong,
                                         Chief Financial Officer








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                                  EXHIBIT INDEX

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

                Exhibit Number                                    Description
                     99.1                   Press Release, dated January 14, 2004.

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